Breeze-Eastern Update
Breeze-Eastern Shareholders Meeting
Brad Pedersen, CEO & President
September 14, 2012
Whippany, NJ
Thank you for joining us this morning.
I’m going to provide an overview of our company, financial performance and achievements in fiscal
2012, and an environmental update.
At  the end, I’ll open the floor for questions.
Exhibit 99.1

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding our future operating performance, financial results, events, trends and plans.
All statements in this presentation other than statements of historical facts are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties. We have attempted to identify any forward-looking statements by using words such as “anticipates,”
“believes,” “could,” “expects,” “intends,” “may,” “should” and other similar expressions.
Although we believe that the expectations reflected in all of our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial positions to differ materially from those included within the forward-looking statements. Such factors include, but are not limited to competition from other companies; changes in applicable laws, rules, and regulations affecting the Company in the locations in which it conducts its business;
interest rate trends; a decline or redirection of the United States government defense budget, the failure of Congress to approve a budget or continuing resolution, changes in spending allocation or the termination, postponement, or failure to fund one or more significant contracts by the
United States government or other customers; changes in our sales strategy and product development plans; changes in the executive management team; status of labor relations;
competitive pricing pressures; market acceptance of our products under development; delays in the development of products; determination by us to dispose of or acquire additional assets;
general industry and economic conditions; events impacting the U.S. and world financial markets and economies; and those specific risks disclosed in our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, Quarterly Reports on Form 10-Q, and other filings with the
Securities and Exchange Commission. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.

I won’t read this legal fine print aloud in detail.
Everything presented and discussed today is based on facts and other inputs as we understand them today and our current interpretation of those factors and business judgment based on them.
There is uncertainty and some degree of risk in all forward-looking statements.

Sales and Operating Income

We reported record sales of almost $85 million in fiscal 2012.
Our operating income, however, did not set a record as engineering product development expenses continued at a high level, we expensed product development discontinuance and estimated product delivery delay costs, plus we wrote-off obsolete engineering qualification units.

EBITDA $ and % of Sales

Our EBITDA in fiscal 2012 was also reduced by continuing higher engineering product development costs as well as expensing engineering product discontinuance, qualification unit obsolescence, and estimated  product delivery delay costs.
EBITDA $
$ Mil
EBITDA % of Sales

1Q13 Versus 1Q12

In the fiscal first quarter of 2013 we reported lower sales and income.
We expected this from lower orders in fiscal 2012 and continued high engineering new product development costs.
In addition, our sales volume in the fiscal first quarter of 2013 had an unfavorable product mix of more new equipment and less spare parts which hurt profit margins.
Op Income
$ Mil
Revenue
$ Mil
EBITDA
$ Mil

Cash and Debt
$ Mil
FY05
FY06 FY07
FY08
FY09
FY10
FY11 FY12 FY13-Q1

We continue to be a strong cash generator from operations and working capital management.
We used our growing cash balance to pre-pay our term loan more than one year early in the first quarter of fiscal 2013.

Net Debt $ Mil FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13-Q1 7 Looking at debt net of cash shows we were cash positive by the end of fiscal 2012; whereas at one time we had $60 million in net debt.

BZC Stock Price
8.68
11.19
9.29
8.17
6.49

Our stock price has declined since the beginning of fiscal 2012.
There are many influences on stock price beyond company control for an explanation on price changes.
Our focus is continuing to improve our customer satisfaction which will increase financial performance to maximize shareholder value which should ultimately be reflected in a higher stock price.
Our higher engineering product development costs are tied to meeting customer commitments.

FY2012: Recent Accomplishments
Record-high sales in FY 2012
Significant cash generation and debt reduction
Successful CEO transition (May 2012)
Signed U.S. Army Multi-Year-VIII with Sikorsky
Keeps competitor off the Black Hawks for 5 more years

As we showed in the previous charts, we had record high sales in fiscal 2012 and used our continued strong cash flow to eliminate our debt.
We also successfully negotiated a contract with Sikorsky that keeps our rescue hoist, cargo hook and probe hoists securely on the Blackhawk family for the next five years while preventing our competitors from gaining market share.

Breeze-Eastern Products and Services
“Heroes use our equipment to save lives every day”
Military and commercial helicopters: rescue hoists, cargo hooks, cargo winches
Military cargo aircraft:  cargo winches and parachute line retrieval winches
Full service supplier including:
Overhaul and repair
Spares
Training

We are  proud that we make life saving products and essential equipment that allow soldiers and first responders to safely and effectively complete their missions.
Breeze-Eastern products have an unmatched reputation for being reliable and dependable. This is critical because during a rescue mission or transporting heavy external loads, the workload on the flight crew is enormous and the flight conditions are the most dangerous the crews will ever experience.
We also provide full life cycle support including, overhaul & repair, spares, and training to keep the aircraft flying and mission ready.

Breeze-Eastern Customers
Global original equipment manufacturers (OEM) and operators of helicopters
Utility mission
Search and rescue
Shipboard operators
Global manufacturers and operators of military cargo aircraft
U.S. Military:  Army, Navy, Air Force, Coast Guard, National Guard, Border Patrol
International military organizations
State/county police, fire, and rescue departments
Other global aerospace/defense companies

I will let you read this chart and summarize in this way.
Our largest customers are the manufacturers of rotary wing and fixed wing aircraft.  It is important for Breeze-Eastern to maintain its excellent relationship with the OEM’s so their aircraft are accepted in the market.
The OEM customers demand that our products be delivered on-time, and that we support our products in the field because if there is a deficiency in our equipment, the OEM’s reputation will also suffer.
Our customer base is also made up of single aircraft operators who cannot afford to have their aircraft sitting on the ground waiting for hoist or hook repairs. We have to treat each customer like they are our largest in order to maintain our reputation and market share.
Our equipment is in use all around the world making customer support a complex proposition.  Breeze-Eastern has an extensive network of distributors and service centers around the world to ensure total customer satisfaction.

U.S. Military Platforms
Rescue Cargo Cargo Weapons
Service OEM Platform Hoist Hook Winch Handling Other
Army Sikorsky UH/HH-60 Black Hawk
MH-60 Black Hawk
Boeing CH-47 Chinook
MH-47 Chinook
Lockheed-Martin M142 HIMARS
M270 MLRS
Air Force Alenia C-27 JCA Spartan
Boeing C-17 Globemaster Retrieval Winch
Lockheed-Martin F-35 Lightning
General Atomics Predator C
Sikorsky HH-60 Pavehawk
Navy Sikorsky MH-60R Seahawk Probe Hoist
MH-60S Knighthawk
SH-60B/F Seahawk Probe Hoist
Marine Corps Sikorsky CH-53 Sea Stallion
CH-53K Super Stallion
Bell/Boeing V-22 Osprey

We are proud to be supporting all of the U.S. Armed services. Our equipment has been used extensively and effectively in Afghanistan and Iraq.
The Sikorsky UH-60 family of aircraft are flown at a greater rate than any other aircraft in the US inventory. This secures our overhaul and repair and spares business for decades to come.
As I mentioned earlier, the helicopter is essential for supplying soldiers and sailors in the field with food, water and ammunition.  It is also essential for evacuating casualties and rescuing downed aircrew.
Our hooks and hoists are critical to these missions and therefore must be operational and well maintained.

Current Market Conditions
U.S. Department of Defense spending uncertain and may
be reduced
• Specific impact not predictable
• Less vulnerable are high-value rescue and special ops missions
• We may have a slight buffer due to our platform diversity and aftermarket service and parts
European and international markets have a stable and
consistent demand
OEMs continue to develop new aircraft
Potential to grow in markets such as China and India

Current market conditions are stable but the future is uncertain.  The US Military strategy will continue to focus on fighting conflicts in remote and austere locations. The US military must have equipment that can respond rapidly to conflicts around the world.
Rotary wing aircraft will continue to be the backbone of the US Military for utility and downed aircrew rescue missions.
Breeze-Eastern maintains a close relationship with our OEM customers and has insight into their anticipated demands for
12 to 18 months in the future. Even though we are unsure of how the US Defense budget will be funded, we do not anticipate a big impact on our business.
Commercial helicopter development by the OEM’s is still strong.  Breeze-Eastern is working closely with the OEM’s on new opportunities for new medium lift commercial helicopters.  The OEM’s are focusing on foreign military sales, gas and oil exploration as well as other missions.

Environmental Site Status

During  fiscal 2012, we closed two more environmental sites; thus, more than half of our  environmental sites are now closed.
Our objectives are to reach exit agreements for all sites, and we are actively working this plan.
In fiscal 2012 we spent $1.2 million on environmental matters out of our environmental liability reserve which did not impact income, and we anticipate the same in fiscal 2013.
Our environmental liability reserve of $13.4 million and operating cash flow are sufficient to cover our anticipated future environmental costs.

Current Focus
Complete CEO transition
Hire VP of Engineering
Strengthen new product development and program management
processes
Improve global customer service and support
Leverage balance sheet strength

Our focus is simple.  Support our OEM customers with quality equipment, on-time, and at a competitive price.
We will support our products that are currently in service.  We will support them efficiently and effectively with spare parts, training, and overhaul and repair services.
Breeze-Eastern will keep its current product lines relevant by improving operational effectiveness and reliability to support our customer’s missions
Breeze-Eastern will also develop future products to serve the utility, cargo, search and rescue, and other markets.
In order to accomplish this, we need to strengthen our engineering and program management processes.  We are developing complex solutions for state-of-the-art aircraft and highly demanding customers.  In order to meet all of our customers cost, technical and schedule requirements, our engineering leadership skills will be improved and new people will be brought on-
board who are experts at completing development programs.
Our strong balance sheet opens up several opportunities to improve and grow the business.

Breeze-Eastern Strengths
Respected global leader in hoists, winches, cargo hooks, and weapons handling
Highly-reliable products
Full-service provider – design, build, repair, and maintenance
Established and growing product base for aftermarket spare
parts and overhaul & repair
Strong cash flow and balance sheet

Breeze-Eastern continues to be a respected leader in our market with highly-reliable products and an established product base to drive profitable aftermarket business.
Our strengths are our reliability, lower acquisition costs and being able to respond quicker and more effectively to our customers in the field.
Once an aircraft has been certified with our products, there is a significant barrier to entry for our competition to take market share due to the cost of recertification.
Many of our customers, like the US Army, only want one system for their entire fleet so they eliminate the maintenance and logistics challenges of supporting multiple configurations in the field.
Our strong cash flow funds new product development and allowed us to pay off all of our debt ahead of schedule.
Thank you again for attending today and I will now answer any questions that you may have.

Questions ? 17 Click to add notes